UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012
____________________

GLOBAL EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by Global Eagle Acquisition Corp. (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the Company’s proposed acquisition of Row 44, Inc., a Delaware corporation (“Row 44”), and approximately 86% of the issued and outstanding shares of Advanced Inflight Alliance AG, a German corporation (the “Business Combination”).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

On November 8, 2012, the Company issued a press release announcing the execution of an Agreement and Plan of Merger and Reorganization and a Stock Purchase Agreement with respect to the Business Combination. The press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Additional Information About the Transaction and Where to Find It

The Company intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement of the Company in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders.  The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about AIA, Row 44, the Company and the Business Combination. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s internet site at http://www.sec.gov or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024.  Attn.: James A. Graf, Chief Financial Officer.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC, and will also be contained in the  proxy statement for the Business Combination when available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1*	Investor Presentation.

99.2*	Press Release, dated November 8, 2012.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.

Dated: November 8, 2012	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Vice President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Investor Presentation.

99.2*	Press Release, dated November 8, 2012.

* Filed herewith.